Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Compass Datacenters, LLC (the “Company”)

Guggenheim Securities, LLC (the “Structuring Agent”)

(together, the “Specified Parties”)

Re:	Compass Datacenter Issuer II, LLC, Secured Data Center Revenue Term Notes, Series 2024-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Compass 2024-1 Datatape (Jan 2024 Cutoff)_Values Only_Tied.xlsx” provided by the Structuring Agent on January 29, 2024, on behalf of the Company, containing information on 16 data center lease segments (the “Lease Segments”) as of January 1, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Compass Datacenter Issuer II, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

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The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, and Start Date, Expiration Date, and Escalator Date were within 3 days.

•	The term “Statistical Calculation Date” means January 1, 2024.

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The term “Lease Documents” means the following documents provided by the Company: data center lease agreements, master service agreements, service orders, and associated abstracts and amendments. We make no representation regarding the validity or accuracy of these documents or the execution of the Lease Documents by the tenants.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

•

The term “Bloomberg Ratings” means tenants’ Standard and Poor’s (“S&P”) long term bond credit ratings, or equivalent Moody’s Investor Services (Moody’s) or Fitch Ratings Inc. (Fitch) long term bond credit ratings where S&P ratings were not available, as of the Statistical Calculation Date, obtained from a Bloomberg terminal, as instructed by the Structuring Agent, on behalf of the Company.

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The term “Supporting Information Files” means the following electronic data files provided by the Structuring Agent, on behalf of the Company, containing information related to (i) credit ratings, (ii) campus and city mapping, (iii) tenant name changes, and (iv) rent amounts:

•	“Compass Datacenters 2024-1 Exception List 12.21.2023_vGS Responses (1.4.24)_v2.xlsx” provided on January 4, 2024

•	“Compass 2024-1 Ratings Compare_vGuggenheim (1.4.24).xlsx” provided on January 4, 2024

•	The term “Source Documents” means the Lease Documents, Bloomberg Ratings, and Supporting Information Files.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology as described in Exhibit A.

•	The term “Provided Information” means the Statistical Calculation Date, Source Documents, and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

For each Lease Segment in the Data File, we compared or recomputed the specified attributes in the Data File listed in Exhibit A to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Lease Segments, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Lease Segments to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Lease Segments being securitized, (iii) the compliance of the originator of the Lease Segments with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Lease Segments that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California

February 2, 2024

Exhibit A

Attributes and Instructions

#	Attribute Name in Data File	Source Documents	Instructions

1	Tenant Name	Data center lease agreement, master service agreement	N/A

2	Tenant Credit Rating	Bloomberg Ratings	N/A

3	Facility Grouping	Data center lease agreement, master service agreement, service order	N/A

4	Lease Type	Data center lease agreement, master service agreement, service order	N/A

5	Lease Currency	Data center lease agreement, master service agreement, service order	N/A

6	Start Date	Data center lease agreement, master service agreement, service order	N/A

7	Expiration Date	Data center lease agreement, master service agreement, service order	If Expiration Date is not listed in the Lease Documents, recompute by adding Original Term to Start Date

8	Payment Frequency	Data center lease agreement, master service agreement, service order	N/A

9	Original Term	Data center lease agreement, master service agreement, service order	N/A

10	Remaining Term	Data center lease agreement, master service agreement, service order	Recompute as the number of months between Statistical Calculation Date and Expiration Date

11	Total Renewal Options	Data center lease agreement, master service agreement, service order	N/A

12	Remaining Term Incl. Renewals	Data center lease agreement, master service agreement, service order	Recompute by adding Total Renewal Options to Remaining Term

#	Attribute Name in Data File	Source Documents	Instructions
13	Capacity Leased (KW)	Data center lease agreement, master service agreement, service order	N/A

14	Capacity Ramped (KW)	Data center lease agreement, master service agreement, service order	N/A

15	Current Rent ($/KW)	Data center lease agreement, master service agreement, service order	Recompute by dividing (A) the total monthly rent as of Statistical Calculation Date listed in the Lease Documents by (B) Capacity Leased

16	Annual Escalator	Data center lease agreement, master service agreement, service order	N/A